Matson Money Fixed Income VI Portfolio
Schedule of Investments
November 30, 2025 (Unaudited)

OPEN-END FUNDS - 99.3%	Shares	Value
DFA Intermediate Government Fixed Income Portfolio - Class Institutional	136,297	$1,549,696
DFA Investment Global Bond Portfolio	253,567	2,573,708
DFA Investment VA Short-Term Fixed Income Portfolio	48,912	512,110
DFA One-Year Fixed Income Portfolio - Class Institutional	287,770	2,946,768
DFA Short-Term Government Portfolio - Class Institutional	102,850	1,029,527
DFA Two-Year Global Fixed Income Portfolio - Class Institutional	390,611	3,855,329
Dimensional Inflation-Protected Securities ETF	30,283	1,276,277
iShares 1-5 Year Investment Grade Corporate Bond ETF (a)	116,471	6,185,775
iShares 5-10 Year Investment Grade Corporate Bond ETF (a)	28,586	1,554,793
iShares Core International Aggregate Bond ETF (a)	74,408	3,851,358
TOTAL OPEN-END FUNDS (Cost $25,465,285)		25,335,341

SHORT-TERM INVESTMENTS – 23.5%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 22.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.09% (b)	5,676,000	5,676,000

MONEY MARKET FUNDS - 1.3%	Shares	Value
STIT-Government & Agency Portfolio - Institutional Class, 3.92% (b)	331,295	331,295

TOTAL SHORT-TERM INVESTMENTS (Cost $6,007,295)		6,007,295

TOTAL INVESTMENTS - 122.8% (Cost $31,472,580)		31,342,636
Liabilities in Excess of Other Assets - (22.8)%		(5,809,973)
TOTAL NET ASSETS - 100.0%		$25,532,663

Percentages are stated as a percent of net assets.
ETF - Exchange Traded Fund
LLC - Limited Liability Company

(a)	All or a portion of this security is on loan as of November 30, 2025. The fair value of these securities was $5,544,510.
(b)	The rate shown represents the 7-day annualized yield as of November 30, 2025.

Summary of Fair Value Disclosure as of November 30, 2025 (Unaudited)

Matson Money Fixed Income VI Portfolio (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of November 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Open-End Funds	$22,249,523	$–	$–	$22,249,523
Investments Measured at Net Asset Value(a)	–	–	–	3,085,818
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	5,676,000
Money Market Funds	331,295	–	–	331,295
Total Investments	$22,580,818	$–	$–	$31,342,636

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.